                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement             [_] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED
                                                BY RULE 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                             THE MEXICO FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        -----------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

    (3) Filing Party:

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    (4) Date Filed:

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Notes:

                             THE MEXICO FUND, INC.
                             1775 Eye Street, N.W.
                           Washington, DC 20006-2401

                   Notice of Annual Meeting of Shareholders

                               February 25, 2000

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meet-ing") of The Mexico Fund, Inc. (the "Fund") will be held at 30 Rockefeller Plaza, 23rd Floor, New York, New York, 10112 on February 25, 2000 at 2:00 P.M. for the following purposes:

    (1) To elect two Directors to serve as Class I Directors for a three-year term;

    (2) To ratify the selection of Arthur Andersen LLP as independent public accountants of the Fund for its fiscal year ending October 31, 2000; and

    (3) To transact such other business as may properly come before the Meet-ing or any adjournment thereof.

  The Board of Directors has fixed the close of business on December 17, 1999 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof, and only holders of record of shares at the close of business on that date are entitled to no-tice of, and to vote at, the Meeting and any adjournment thereof.

  You are cordially invited to attend the Meeting. All shareholders are re-quested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is be-ing solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors,

                                          Samuel Garcia Cuellar
                                              Secretary

New York, New York
Dated: December 27, 1999

   PLEASE RESPOND -- YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO AT-TEND THE MEETING, PLEASE FILL IN, SIGN AND MAIL THE PROXY IN THE MANNER PROVIDED. IT IS IMPORTANT THAT YOU RETURN YOUR PROXY AS SOON AS POSSIBLE TO ASSURE THAT YOUR PROXY WILL BE VOTED AND TO AVOID ANY ADDITIONAL EX-PENSE TO THE FUND OF FURTHER SOLICITATION.

                                PROXY STATEMENT

                             THE MEXICO FUND, INC.

                             1775 Eye Street, N.W.
                           Washington, DC 20006-2401

                               ----------------

                        Annual Meeting of Shareholders

                               February 25, 2000

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Mexico Fund, Inc. (the "Fund"), a Maryland corporation, to be voted at the Annual Meeting of Share-holders of the Fund (the "Meeting") to be held at 30 Rockefeller Plaza, 23rd Floor, New York, New York, 10112 on February 25, 2000 at 2:00 P.M. and at any adjournment thereof. The approximate mailing date of this Proxy Statement is December 27, 1999. The report for the fiscal year ended October 31, 1999, in-cluding financial statements, accompanies the mailing of this Proxy Statement. A representative of Arthur Andersen LLP, who is expected to be present at the Meeting, will have an opportunity to make a statement if he or she desires to do so as well as be available to answer questions of shareholders.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxies. Unless instructions to the contrary are marked thereon with respect to Proposals 1, 2 and 3 a proxy will be voted FOR the proposals stated in the accompanying No-tice of Meeting.

  For purposes of determining the presence of a quorum for transacting busi-ness at the Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instruc-tions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, votes to ABSTAIN and broker non-votes will have no effect on Proposals 1 and 2, for which the required vote is a majority of the votes cast.

  Any shareholder giving a proxy has the right to attend the Meeting and to vote his shares in person (thereby revoking any prior proxy) and also the right to revoke the proxy at any time by written notice received by the Fund prior to its exercise.

  In the event that the necessary quorum to transact business at the Meeting is not obtained or a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If the necessary quorum is not obtained, the persons named as proxies will vote in favor of the adjournment. If a quorum is present, the proxy holders will vote proxies which vote FOR any proposal with respect to which insufficient votes for approval have been re-ceived, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such a proposal to be voted on at such adjournment, against adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval. In the event any of the following proposals are not approved by shareholders, the Board of Directors of the Fund will con-sider appropriate action.

  The Board of Directors has fixed the close of business on December 17, 1999 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held. As of Oc-tober 31, 1999, the Fund had outstanding 50,506,925 shares of common stock, par value $1.00 per share. To the best of the Fund's knowledge based on fil-ings made with the Securities and Exchange Commission, as of October 31, 1999, Presidents and Fellows of Harvard College, 600 Atlantic Avenue, Boston, MA 02210, beneficially owned 5,490,900 shares, or approximately 10.90% of the Fund's outstanding shares, and Mira, L.P., One Chase Manhattan Plaza, 42nd Floor, New York, New York 10005 beneficially owned 2,523,700 shares, or ap-proximately 5.00% of the Fund's outstanding shares.

                       PROPOSAL 1: ELECTION OF DIRECTORS

  The Board of Directors of the Fund is divided into three classes of Direc-tors, as nearly equal in number as possible, each of which serves for three years with one class being elected each year. Each year the term of office of one class will expire. The terms of office of Messrs. Philip Caldwell and Jaime Serra Puche expire this year. Messrs. Caldwell and Serra Puche have been nominated as Class I Directors for a three year term expiring in 2003. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

  The Board of Directors of the Fund knows of no reason why any of these nomi-nees would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend. The Fund's Directors and executive officers bene-ficially own less than 0.1% of the Fund's common stock. None of the Directors, with the exception of Mr. Jose Luis Gomez Pimienta, is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

  The nominees for election as Class I Directors are as follows:

                        Class I (Term Expiring in 2003):

                                                                             Shares of Common
                                                                            Stock Beneficially
                                  Principal Occupation                        Owned and % of
                                  for Past Five Years              Director Total Outstanding
    Name and Address            and Other Directorships        Age  Since     on 10/31/99(1)
    ----------------            -----------------------        --- -------- ------------------
Philip Caldwell++         Retired Chairman & CEO, Ford Motor    79   1991         3,031
Ford Motor Company        Company (automobiles); Director,
225 High Ridge Road       Mettler-Toledo, Inc. (manufacturer
West Building, Suite 180  of scales and other weighing
Stamford, CT 06905        instruments); Director, Waters
                          Corporation (manufacturer of
                          scientific instruments); Director,
                          Russell Reynolds Associates, Inc.
                          (executive recruitment); formerly
                          Director and Senior Managing
                          Director, Lehman Bros. Inc.
                          (investment banking); formerly
                          Director, Chase Manhattan Corp.,
                          Chase Manhattan Bank, NA (banking),
                          Digital Equipment Corporation
                          (computer technology), Federated
                          Department Stores, Inc. (retailing),
                          Kellogg Company (food products) and
                          Zurich Holding Company of America,
                          Inc. (insurance). Member of The
                          Business Council; formerly member,
                          Policy Committee of The Business
                          Roundtable, Trilateral Commission,
                          U.S. Trade Representative Advisory
                          Committee for Trade Negotiations,
                          Mexico-U.S. Business Committee.
                          Laureate National Business Hall of
                          Fame.

Jaime Serra Puche++       Senior Partner, Serra and Associates  48   1997         1,270
Edificio Plaza            International (law and economics
Prolongacion Paseo de la  consulting firm);
Reforma 600-103           Trustee, Yale University; Director,
Santa Fe                  Tubos de Acero de Mexico, S.A. de
01210 Mexico, D.F.,       C.V. (steel manufacturing);
Mexico                    Director, Alcatel-Indetel, S.A. de
                          C.V. (telecommunications equipment);
                          Partner, Centros de Arbitrajes
                          (arbitration); Director, Vitro, S.A.
                          de C.V. (glass manufacturer);
                          Director, Grupo Ferroviario
                          Mexicano, S.A. de C.V. (railways);
                          formerly Secretary of Finance
                          (Mexico), Weinberg Visiting
                          Professor, Princeton University,
                          Secretary of Trade and Industry
                          (Mexico), Minister in charge of
                          negotiations for Mexico, North
                          American Free Trade Agreement and
                          the trade agreements entered into by
                          Mexico with Chile, Bolivia,
                          Venezuela, Colombia and Costa Rica,
                          and Distinguished Visiting
                          Associate, Carnegie Endowment for
                          International Peace.

Continuing Directors

  The balance of the current Directors consists of three Class II and two Class III Directors, none of whom is a nominee for election at the Meeting and all of whom will continue in office after the Meeting for the terms shown be-low. The Directors are as follows:

                       Class II (Term Expiring in 2001):

                                                                          Shares of Common
                                                                         Stock Beneficially
                               Principal Occupation                        Owned and % of
                               for Past Five Years              Director Total Outstanding
  Name and Address           and Other Directorships        Age  Since     on 10/31/99(1)
  ----------------           -----------------------        --- -------- ------------------
Claudio X. Gonzalez++  Chairman of the Board and Chief Ex-   65   1981         7,000
Lagrange 103           ecutive Officer, Kimberly-Clark de
11560 Mexico, D.F.,    Mexico, S.A. de C.V. (consumer prod-
Mexico                 ucts); Director, Banco Nacional de
                       Mexico, S.A. (bank); Director, Kim-
                       berly-Clark Corp. (U.S.A.); Direc-
                       tor, Kellogg Company (food prod-
                       ucts); Director, General Electric
                       Co.; Director, Planet Hollywood Int.
                       (theme entertainment); Director,
                       Unilever, PLC and Unilever N.V.
                       (consumer products); Director,
                       Telefonos de Mexico, S.A. de C.V.
                       (telecommunications); Director,
                       Grupo Televisa, S.A. de C.V. (broad-
                       casting); Supervisory Director, The
                       First Mexico Income Fund N.V.; Di-
                       rector, Fondo Mexico de Deuda de
                       Largo Plazo, S.A. de C.V., Fondo
                       Mexico de Deuda de Corto Plazo, S.A.
                       de C.V. and Fondo Mexico de
                       Capitales, S.A. de C.V. (Mexican in-
                       vestment companies); Member, Inter-
                       national Advisory Council, J.P. Mor-
                       gan.

Jose Luis Gomez        President, The Mexico Fund, Inc.;     60   1989         5,158
Pimienta*              President and Supervisory Director,
Aristoteles 77, 3rd    The First Mexico Income Fund N.V.;
Floor                  Chairman of the Board and Director
Col. Polanco           General, Impulsora del Fondo Mexico,
11560 Mexico, D.F.,    S.A. de C.V. (investment adviser);
Mexico                 Chairman of the Board and Director
                       General, Impulsora del Fondo Mexico
                       Controladora, S.A. de C.V.
                       ("Controladora") (holding company);
                       Chairman of the Board and Director
                       General, Impulsora Capital Markets,
                       S.A. de C.V. ("Capital Markets")
                       (investment adviser); Chairman of
                       the Board and Director General,
                       Impulsora de Fondos Mexicanos, S.A.
                       de C.V. ("Fondos Mexicanos") (mutual
                       fund sponsor); Vice Chairman of the
                       Board of Fondo Mexico de Deuda de
                       Largo Plazo, S.A. de C.V., Fondo
                       Mexico de Deuda de Corto Plazo, S.A.
                       de C.V. and Fondo Mexico de
                       Capitales, S.A. de C.V. (Mexican in-
                       vestment companies); Director and
                       member of the Executive Committee,
                       Bolsa Mexicana de Valores, S.A. de
                       C.V. (Mexican Stock Exchange).

                                                                       Shares of Common
                                                                      Stock Beneficially
                            Principal Occupation                        Owned and % of
                            for Past Five Years              Director Total Outstanding
 Name and Address         and Other Directorships        Age  Since     on 10/31/98(1)
 ----------------         -----------------------        --- -------- ------------------
Robert L. Knauss++  Chairman of the Board and Chief Ex-   68   1985         1,876
5151 San Felipe     ecutive Officer, Baltic Interna-
Suite 1661          tional USA, Inc. (investments);
Houston, TX 77056   Director, Equus Ltd. II (invest-
                    ments); Chairman of the Board,
                    Philip Service Corp. (industrial
                    services); formerly Dean and Distin-
                    guished University Professor, Uni-
                    versity of Houston Law School, Dean,
                    Vanderbilt Law School, Director,
                    Allwaste Inc. (environmental servic-
                    es), and Director, ENRON (Energy).

                      Class III (Term Expiring in 2002):

                                                                                  Shares of Common
                                                                                 Stock Beneficially
                                       Principal Occupation                        Owned and % of
                                       for Past Five Years              Director Total Outstanding
   Name and Address                  and Other Directorships        Age  Since     on 10/31/99(1)
   ----------------                  -----------------------        --- -------- ------------------
                               Chairman of the Board, Grupo          52   1985         5,000
Juan Gallardo T.++             Embotelladoras Unidas S.A. de C.V.
Monte Caucaso 915              (bottling); Chairman of the Board,
4th Floor                      Grupo Azucarero Mexico, S.A. de C.V.
Lomas de Chapultepec           (industrial group); Coordinator,
11000 Mexico, D.F.,            Mexican Business Council for the
Mexico                         North American Free Trade Agreement
                               (NAFTA); Chairman of the Board of
                               Supervisory Directors, The First
                               Mexico Income Fund N.V.; Chairman of
                               the Board, Fondo Mexico de Deuda de
                               Largo Plazo, S.A. de C.V., Fondo
                               Mexico de Deuda de Corto Plazo, S.A.
                               de C.V. and Fondo Mexico de
                               Capitales, S.A. de C.V. (Mexican in-
                               vestment companies); Director,
                               Clevite de Mexico, S.A. de C.V.
                               (auto parts); Director, Nacional de
                               Drogas (pharmaceutical distribution
                               company); Director, Bombardier
                               Concarrill (manufacturing); Vice
                               Chairman, Home Mart de Mexico S.A.
                               de C.V. (retail trade); Director,
                               Lafarge Coppe (cement and biotech-
                               nology); Director, Caterpillar Inc.
                               (farming equipment).

Agustin Santamarina V.++       Of Counsel, Santamarina y Steta (law  73   1981         2,000
Campos Eliseos 345, 3rd Floor  firm);
11560 Mexico, D.F.             Chairman of the Board, Alcatel-
Mexico                         Indetel, S.A. de C.V.
                               (telecommunications equipment);
                               Vice-Chairman of the Board,
                               Kimberly-Clark de Mexico, S.A. de
                               C.V. (consumer products); Director,
                               Grupo Carso, S.A. de C.V.
                               (diversified holding company);
                               Director, Grupo Mexico, S.A. de C.V.
                               (mining and railroads); Director,
                               Grupo Condumex, S.A. de C.V.
                               (electronic cables and auto parts);
                               Director, Corporacion Industrial
                               Sanluis, S.A. de C.V. (mining and
                               auto parts); Director, Alfa, S.A. de
                               C.V. (diversified holding company);
                               Director, Fondo Mexico de Deuda de
                               Largo Plazo, S.A. de C.V., Fondo
                               Mexico de Deuda de Corto Plazo, S.A.
                               de C.V. and Fondo Mexico de
                               Capitales, S.A. de C.V. (Mexican
                               investment companies).

---------------------
(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. All shares listed in this table are owned with sole voting and investment power, and in the aggregate represent less than 0.1% of the total shares outstanding of common stock as of October 31, 1999.

 ++ Audit Committee, Contract Review Committee, and Nominating and Corporate
    Governance Committee member.
 * Director is an "interested person" (as defined in the 1940 Act ("inter-ested director")). Mr. Gomez Pimienta is deemed to be an interested direc-tor by reason of his affiliation with the Fund's investment adviser, Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser").

  The Fund has a standing Audit Committee and Contract Review Committee. The Audit Committee reviews both the audit and non-audit work of the Fund's inde-pendent public accountants, submits recommendations to the Board of Directors as to the selection of independent public accountants, and reviews compliance of the Fund with regulations of the Securities and Exchange Commission and the Internal Revenue Service, and other related matters. The Contract Review Com-mittee reviews the terms of the Fund's investment advisory agreement, includ-ing the rate of compensation, and submits a recommendation to the Board of Di-rectors as to the approval and/or renewal of the Fund's investment advisory agreement. During the Fund's fiscal year ended October 31, 1999, the Board held four regular meetings, one Audit Committee meeting, and one Contract Re-view Committee meeting. Each Director then in office attended 100% of the to-tal number of regular meetings of the Board and applicable special meetings of the Board.

  In addition, during the 1999 fiscal year, the Fund instituted a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will, among other things, recommend nominations for membership on the Board of Directors, evaluate candidates' qualifications for Board member-ship and, with respect to nominees for positions as independent directors, their independence from the Fund's investment adviser and other principal service providers, periodically review director compensation, and recommend any appropriate changes to the structure of the Board. This Committee also will review, discuss, and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and in overseeing the management of the Fund. It is expected that this Committee will meet once yearly and at such other times as the Committee or Board of Directors may determine appropriate or necessary. The Nominating and Corporate Governance Committee does not con-sider candidates for the Board of Directors suggested by stockholders.

  During the fiscal year ended October 31, 1999, the Fund paid each Director, with the exception of Mr. Gomez Pimienta (who is not compensated for his serv-ices as Director), an annual retainer of $12,000 and $2,000 per meeting at-tended. The Fund also paid a $1,500 per diem fee to each Director for interna-tional travel required to attend a Board meeting and reimbursed all Directors, with the exception of Mr. Gomez Pimienta, for out-of-pocket expenses relating to attendance at meetings. The aggregate amount of fees paid and expenses re-imbursed to the Directors for the twelve-month period ended October 31, 1999 was $165,906. The Fund will pay fees and expenses to its Directors as de-scribed above except that in the event of a Board meeting taking place on the same date as a meeting of the board of directors of any other investment com-pany advised by the Fund's investment adviser or its affiliate, the $1,500 per diem fee of any Director of the Fund who is also a director of any such other investment company will be shared equally between the Fund and such other in-vestment company.

  The following table sets forth the aggregate compensation (not including per diem fees and expense reimbursement) paid by the Fund to each Director (other than Mr. Gomez Pimienta, who receives no director fees or other compensation (other than reimbursement of expenses) for services as a director of the Fund) during the fiscal year ended October 31, 1999, as well as the total compensa-tion paid by the Fund to each Director.

                                     Pension or Retirement Total Compensation
                         Aggregate     Benefits Accrued        From Fund
                        Compensation      as Part of          Complex Paid
   Name of Director      from Fund       Fund Expenses        to Directors
   ----------------     ------------ --------------------- ------------------
Juan Gallardo T.          $24,000            None               $24,000
Philip Caldwell            24,000            None                24,000
Claudio X. Gonzalez        24,000            None                24,000
Robert L. Knauss           24,000            None                24,000
Agustin Santamarina V.     24,000            None                24,000
Jaime Serra-Puche          24,000            None                24,000

  At its September 9, 1999 meeting, the Fund's Board of Directors unanimously determined that half of the annual retainer paid by the Fund to each Director will be used by each Director to purchase Fund shares on the secondary market. All Board members have complied with this new policy.

  The officers of the Fund and their principal occupations for the past five years are: Jose Luis Gomez Pimienta (age 60), President (since 1981), who also serves as Chairman of the Board and Director General of the Adviser, Controladora, Capital Markets, and Fondos Mexicanos and Director and Member of the Executive Committee, Bolsa Mexicana de Valores, S.A. de C.V. (Mexican Stock Exchange); Samuel Garcia-Cuellar (age 57), Secretary (since 1981), who is a partner of Creel, Garcia-Cuellar y Muggenburg, S.C., Mexican counsel to the Fund, Secretary of the Adviser and a Director of Fondo Mexico de Deuda de Largo Plazo, S.A. de C.V., Fondo Mexico de Deuda de Corto Plazo, S.A. de C.V. and Fondo Mexico de Capitales, S.A. de C.V., Mexican investment companies ad-vised by an affiliate of the Adviser; and Carlos Woodworth Ortiz (age 56), who is Treasurer and Compliance Officer of the Fund (since 1981), and a Deputy Di-rector of the Adviser, Controladora, Capital Markets, and Fondos Mexicanos, and an Alternate Director of the Mexican Stock Exchange. Additional officers of the Fund are: Hector Trigos (age 39), Vice President, Research (since
1999), who also serves as Director of Research of the Adviser; Alberto Osorio (age 31), Vice President, Finance (since 1999), who also serves as Director of Finance of the Adviser; and Eduardo Solano, (age 31), Vice President, Investor Relations (since 1999), who also serves as Director of Economic Research of the Adviser. Allan S. Mostoff (age 67) and Sander M. Bieber (age 49), partners of Dechert Price & Rhoads, U.S. counsel to the Fund, are Assistant Secretaries of the Fund (since 1981 and 1989, respectively). The officers of the Fund serve at the discretion of the Board of Directors. The officers receive no fees or other compensation (other than reimbursement of expenses) for their service to the Fund.

  The Board of Directors recommends that shareholders vote FOR the election of the two nominees to the Fund's Board of Directors.

            PROPOSAL 2: SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors, upon recommendation of the Audit Committee, has se-lected Arthur Andersen LLP as independent public accountants to examine the financial statements of the Fund for the fiscal year ending October 31, 2000. Audit services performed by Arthur Andersen LLP during the most recent fiscal year included examination of the financial statements of the Fund, review of filings with the Securities and Exchange Commission and preparation of tax re-turns. The Fund knows of no direct or indirect interest of such firm in the Fund.

  A representative of Arthur Andersen LLP will be present at the Meeting and will have the opportunity to respond to questions from shareholders.

  The Board of Directors recommends that shareholders vote FOR the ratifica-tion of the selection of Arthur Andersen LLP as independent public accoun-tants.

                           PROPOSAL 3: OTHER MATTERS

  No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

                            ADDITIONAL INFORMATION

Investment Advisory and Administrative Services

  The Adviser. Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser"), 77 Aristoteles Street, 3rd Floor, Polanco, 11560 Mexico D.F., Mexico has served as the investment adviser of the Fund from the time the Fund was established in 1981. Pursuant to the Investment Advisory and Management Agreement between the Fund and the Adviser, the Adviser receives an advisory fee at the rate of 0.85% of the Fund's average daily net assets up to $200 million, 0.70% of such assets between $200 million and $400 million, and 0.60% of such assets in ex-cess of $400 million. For the fiscal year ended October 31, 1999, total advi-sory fees paid by the Fund to the Adviser aggregated $6,403,962.65 based on average net assets for the fiscal year of approximately $951,412,074. The Ad-viser is a Mexican corporation incorporated in 1980 in order to serve as in-vestment adviser to the Fund, and is a wholly owned subsidiary of Impulsora del Fondo Mexico Controladora, S.A. de C.V.

  Pursuant to an Administrative Services Agreement, effective April 1, 1994, the Adviser also provides certain administrative services to the Fund which were previously performed by the Fund's Trustee, including the determination and publication of the net asset value of the Fund, the provision of assis-tance to the Fund to enable the Fund to maintain its books and records in ac-cordance with applicable United States and Mexican law and the provision of assistance to the Fund's auditors in the preparation and filing of tax reports and returns. The Fund pays the Adviser an annual fee of $350,000 plus applica-ble taxes, as compensation for services provided under the Administrative Services Agreement.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

  Section 16(a) of the Securities Exchange Act of 1934, as amended, and Sec-tion 30(h) of the 1940 Act require the Fund's officers and Directors, Adviser, affiliates of the Adviser, and persons who beneficially own more than ten per-cent of a registered class of the Fund's securities ("Reporting Persons"), to file reports of ownership of the Fund's securities and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Reporting Persons are also required by such regulations to furnish the Fund with copies of all Section 16(a) forms they file.

  Based solely on its review of the copies of such forms received by it and written representations of certain Reporting Persons, the Fund believes that during fiscal year 1999, its Reporting Persons complied with all applicable filing requirements with the exception of Form 3s which were filed late for Messrs. Jose Raymundo Cobo Leon de Guevara (as a director of Adviser), Ernesto Vega Navarro (as an alternate director of the Adviser), and Jaime Gonzalez Re-mis (as an alternate director of the Adviser).

                                   EXPENSES

  The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable ex-penses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum and share-holder participation at the Meeting, supplementary solicitation at the expense of the Fund may be made by mail, telephone, telegraph or personal interview by officers or agents of the Fund. Morrow & Co., Inc. ("Morrow") will be retained by the Fund to assist in the solicitation of proxies if necessary. Morrow will be paid a fee of $4,000.00 plus $5.00 per holder of record solicited.

                                 VOTE REQUIRED

  The presence in person or by proxy of the holders of a majority of the out-standing shares of the Fund is required to constitute a quorum at the Meeting. Election of Directors (Proposal 1), ratification of the selection of indepen-dent public accountants (Proposal 2), and approval to transact such other business as may properly come before the Meeting (Proposal 3), will require the approval of the majority of votes validly cast at the Meeting.

                             SHAREHOLDER PROPOSALS

  If a shareholder intends to present a proposal at the 2001 Annual Meeting of Shareholders of the Fund and desires to have the proposal included in the Fund's Proxy Statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by August 29, 2000 for consideration by the Fund.

  Stockholders wishing to present proposals at the 2001 Annual Meeting of Stockholders of the Fund not to be included in the Fund's proxy materials should send written notice to the Secretary of the Fund of such proposals by November 27, 2000, but no earlier than October 27, 2000, in the form pre-scribed in the Fund's By-Laws.

                               ----------------

  SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors,

                                          Samuel Garcia Cuellar
                                             Secretary

Dated: December 27, 1999

                             THE MEXICO FUND, INC.

            Proxy Solicited on Behalf of the Board of Directors for
                        Annual Meeting of Shareholders

    The undersigned shareholder of The Mexico Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Jose Luis Gomez Pimienta and Sander M. Bieber and each of them proxies of the undersigned, with full power of substitution, to vote and act in the name and stead of the undersigned at the Annual Meeting of Shareholders of the Fund, to be held at 30 Rockefeller Plaza, 23rd Floor, New York, New York, 10112 on February 25, 2000 at 2:00 P.M. New York City time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

    The shares represented by this proxy will be voted in accordance with instructions given by the shareholder, but if no instructions are given, this proxy will be voted in favor of proposals 1 through 3 as set forth in this proxy.

    The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated December 27, 1999.

                          (Continued on reverse side)

                Please Detach and Mail in the Envelope Provided

A [X] Please mark your
      votes as in this
      example.


The Board of Directors of the Fund recommends that Shareholders vote FOR each of the following proposals.

1. Election of the nominees listed at right        FOR      WITHHELD
   to serve as members of the Fund's Board         [ ]        [ ]
   of Directors as Class 1 Directors, for
   a term expiring in 2003 and until their
   successors are elected and qualified:

Nominees:
        Philip Caldwell

        Jaime Serra Puche

For, except as marked to the contrary below:

--------------------------------------------------

2.  Ratification of the selection of           FOR      AGAINST     ABSTAIN
    Arthur Andersen LLP as independent         [ ]        [ ]         [ ]
    public accountants of the Fund for
    the fiscal year ending October 31,
    2000.

3. In their discretion of the above named proxies, such other business as may properly come before the Meeting or any adjournment thereof.







SIGNATURE(S) ___________________________________  DATED _______________________

Note: Please sign, date and return promptly. Signature(s) should be exactly as name or names appear on proxy. If shares are held jointly, each holder should sign. If signing as attorney, executor, administrator, Trustee or guardian, please give full name.